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DEAN INVESTMENT ASSOCIATES

                              Large Cap Value Fund

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                            International Value Fund

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                                 Annual Report
                                 March 31, 1999

CHAIRMAN AND PRESIDENT'S LETTER
================================================================================

TO INVESTORS IN THE DEAN FAMILY OF MUTUAL FUNDS:

You will find a consistent theme within the reports of each of our four Funds -- that despite the performance of the Dow Jones Industrial Average and the S&P 500 Index, the 12 months ended March 31, 1999 was not a good year for most stocks.

For a narrow segment of the market -- a relatively few stocks with huge market capitalization (the mega-caps)-- it was a spectacular year. Their prices climbed and climbed, regardless of earnings, book value or other proven yardsticks, rocketing the Dow and the S&P 500 Stock Index past record after record. Yet, most stocks declined.

During calendar year 1998, companies whose share prices declined outnumbered gainers by 38% among all the companies on the New York Stock Exchange. Just how narrow a market it was is demonstrated by the fact that while the S&P 500 Index return was 28.6% in 1998, just 10 stocks accounted for 44.5% of the return of the 500 companies in the Index. The price-to-earnings ratios of those 10 stocks ranged from the mid-30s to well over 100!

Clearly, it was not a good year for value stocks. The results are evident in the reports which follow. Only in the arena of international stocks were we able to elude the effects of the U.S. market in which traditional measures of value were so ignored.

Quite logically, investors will ask whether holding to the value approach to stock selection makes sense in a market such as this. Our answer is emphatic: stay the course. Over the long term, the value approach has rewarded investors handsomely and with less risk than other styles. There have been other periods when investor sentiment has swung away from prudent assessment of investment value and risk. Over the long term, however, the market behaves rationally.

Most of the companies in which we have invested are operating quite well. Their operating performance has confirmed the conclusions of our research, and there have been relatively few disappointments.

Sooner, rather than later, we believe the market will step back from its enchantment with mega-cap stocks with soaring prices. Recent developments suggest this very change may now be underway. As that happens, our more conservative approach, emphasizing companies which produce consistent earnings growth, should reward investors in the Dean Family of Funds.

Sincerely,

/s/ Chauncey H. Dean                   /s/ Robert D. Dean

Chauncey H. Dean                       Robert D. Dean
Chairman of the Board and              President and Chief Investment Officer
  Chief Executive Officer              C.H. Dean & Associates, Inc.
C.H. Dean & Associates, Inc.

LARGE CAP VALUE FUND
================================================================================

FISCAL 1999: A YEAR WHEN "LARGE" WAS STILL TOO SMALL
Our fiscal year ended March 31, 1999 will be remembered as the year when investors flocked to the few, the mighty, the very largest of mega-cap stocks. Their rush not only exaggerating the performance of the Dow Jones and the S&P 500 indices, it left the shares of thousands of other companies languishing and ignored. While large cap stocks did better than small caps, this was small consolation.

IMPROVEMENT IN THE SECOND HALF
At least there was improvement in the second half. The Dean Large Cap Value Fund gained 8.38% during the six months ended March 31, 1999. For the full year, however, the Fund had a negative 11.48% return. The Fund's benchmark, the Russell 1000 Index, was up 16.66% for the fiscal year. The Russell 1000 Value Index, highly correlated with our value investment philosophy, was up 18.28% in the final six months of the fiscal year and up 5.04% for the full year.

EXCELLENT VALUES WENT UNAPPRECIATED
Cyclical issues were a disappointment. We purchased strong companies, many of them at bargain prices. The story was much the same in oil service industry stocks. It was clear that declining oil industry prices and profits would threaten the companies, which provide oil rigs, drilling supplies and a variety of services. So it did; their share prices fell, often to below book value, even though many remained profitable.

As value investors, the price you pay relative to earnings and book value matters a great deal. As suggested, however, in fiscal 1999 the market was not focused on value. Oddly, it was stocks with the highest valuations which brought the greatest returns in the stock market.

Among large cap stocks (stocks with a market value of $3 billion or more), those with a price-to-book value ratio above the median (3.6X) produced a median return of 22.3%. Those with a price-to-book ratio below 3.6 had a median loss of 12.4%.

A similar pattern existed last year with regard to price-to-earnings ratios (P/E). Among large cap stocks, the upper half in terms of P/E produced a median return of 21.6%. The low P/E group produced a negative median return of 14.0%.

CONTINUING WITH A DISCIPLINED VALUE APPROACH
We do not believe a year like 1998 negates the merits of a disciplined approach to value investing. The history of the stock market contains many incidents of investor fads which are irrational in their disregard for fundamental principles of investing.

The chase after mega-cap stocks with P/Es of 50, 70, even 100 or more is an example of such a fad. We are confident the market will soon force investors to return to sensible ways of evaluating risk and the fundamental elements required to create value -- financial strength, market position, the ability to grow earnings consistently and a realistic assessment of value.

--------------------------------------------------------------------------------
           Comparison of the Change in Value of a $10,000 Investment
      in the Dean Large Cap Value Fund - Class A*, the Russell 1000 Index
                        and the Russell 1000 Value Index

                                                       3/31/99
                                                       -------
Dean Large Cap Value Fund                              $10,410
Russell 1000 Index                                     $15,435
Russell 1000 Value Index                               $14,144
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A     (16.13)%        2.20%
                  Class C     (12.12)%        0.46%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997.

SMALL CAP VALUE FUND
================================================================================

A BAFFLING AND DIFFICULT YEAR
The extent to which the past year's stock market has ignored time-proven rules of value and risk has baffled most investment professionals. And, in the case of the Dean Small Cap Value Fund, it led to discouraging results during the 12 months ended March 31, 1999. The Fund declined 23.39% during that period.

A comparison of the Fund's performance to comparable indices highlights the very difficult environment faced by investors in smaller-capitalization, value-oriented stocks. The Russell 2000 Index of small cap companies declined 16.26% during the fiscal year. The Russell 2000 Value Index, highly correlated with our value investment philosophy, fell 22.03% for our fiscal year. Although the decline in small cap value stocks moderated significantly during the second half of the year, results were negative. The Fund had a decline of 4.12% and the Russell 2000 Value Index declined 1.50%.

BIGGEST WAS BEST
Not only did the prices of the vast majority of small cap value stocks decline significantly, they did so while a narrow band of mega-cap stocks have romped on to a series of new highs.

Over the long term, small cap stocks have done very well. The rewards for being small and low-priced have often enabled the small caps to outperform their larger, costlier counterparts. However, the past year has been an aberration. The smaller and cheaper a stock was, the worse it did. Conversely, the larger and more expensive a stock was, the better it did.

No one expects perfect timing on every stock purchase, of course. Still, it is disconcerting to wait as an interesting stock declines, for example, from $30 a share to $10, where it becomes a compelling value, only to see it decline still further. The bargain at $10 has slipped to $7, even though its real value is closer to $20.

SOLID FUNDAMENTALS IGNORED IN MOST STOCKS
One of the classic measures of a stock's worth is the ratio between market price and book value. Book value is the per share value of a company's assets (based on historical cost) minus its liabilities. Historically, buying at low multiples of book value has been a successful way to invest. Also, over the long term, small companies have tended to outperform large companies.

Not so this year. If you look at all the companies which currently have market capitalization of more than $10 billion and which are currently trading for more than 30X book value, their median return is 116%. In a headlong rush toward big-name, big companies, investors have ignored old ideas of price and value. Meanwhile, small cap value stocks-- those with market capitalization of between $30 million and $750 million and which currently have price-to-book ratios of under 1.5X-- have been ignored. The median return for that universe of stocks was -42.85% during the 12 months of this report.

Just when small cap value stocks will begin once again to get the attention and command the prices they deserve is unclear. We are confident they will return to favor. We intend to manage on that assumption, so that the Dean Small Cap Value Fund will be in a position to participate fully, as considerations of value resume their rightful place in the minds of investors.

--------------------------------------------------------------------------------
           Comparison of the Change in Value of a $10,000 Investment
       in the Dean Small Cap Value Fund - Class A*, the Russell 2000 Index
                        and the Russell 2000 Value Index

                                                       3/31/99
                                                       -------
Dean Small Cap Value Fund                              $ 9,717
Russell 2000 Index                                     $10,790
Russell 2000 Value Index                               $10,293
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A     (27.41)%       (1.55)%
                  Class C     (24.00)%       (4.61)%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997.

BALANCED FUND
================================================================================

A DIFFICULT YEAR FOR THOSE WHO BELIEVE IN VALUE
The Fund's performance improved during the six months ended March 31, 1999, returning 4.58%. For the full fiscal year, the Fund declined 3.22%. These returns did not match the 16.18% and 12.62% respective returns of our Fund's target index, a 60/40 mixture of appropriate stock and bond benchmark indices. We use the Russell 1000 Index for the equity portion and the Lehman Brothers Intermediate Government/Corporate Bond Index for fixed-income. A 60/40 blend of the Russell 1000 Value Index, highly correlated with our value investment philosophy, and the Lehman Index gained 11.01% in the final six months of the fiscal year and 5.65% for the full year.

The performance of the portfolio was affected by weak performance in our holdings in the oil service and REIT groups in particular. The companies we hold in these sectors have turned in solid operating performance and maintained strong balance sheets. They are true value stocks. Yet, value stocks have been ignored during the past year, as investors have pursued a small number of mega-cap stocks, apparently without regard for long-established measures of value or risk.

POSSIBLE SIGNS OF CHANGE
While there are some indications that this situation may be changing, it is too early to predict with certainty. Regardless of when market psychology takes a more rational turn, we are confident that a disciplined and consistent application of our investment philosophy will reward long-term investors.

On a positive note, the Fund's portfolio benefited from its position in the telecommunications, financial and consumer groups. And, fixed-income holdings made a solid contribution.

During the stock market decline last summer, we increased the Fund's stock position toward 60% as the market created an attractive opportunity for selective buying. In the ensuing rally toward 10,000 on the Dow Jones, our forecasting models turned more cautious, and we have adjusted the stock position toward the 50% level. The Fund's fixed-income portfolio remains in high-quality, intermediate-term holdings.

OUTLOOK
Market volatility in both stocks and bonds was relatively high by historic standards during the past year, and this appears likely to continue in the months ahead. Corporate earnings growth has slowed to a very modest single-digit level. Interest rates, which declined significantly in the latter half of 1998, rose sharply in early 1999.

With modest earnings growth, poor technical conditions and high valuations, the stock market is vulnerable to negative news, such as disappointing earnings by industry leaders. It is our view that U.S. financial markets will experience wild price swings. In such an environment, the benefits of the Fund's disciplined tactical asset allocation strategy will be especially important.

--------------------------------------------------------------------------------
 Comparison of the Change in Value of a $10,000 Investment in the Dean Balanced Fund - Class A*, the Russell 1000 Index, Russell 1000 Value Index and the Lehman
             Brothers Intermediate Government/Corporate Bond Index

                                                       3/31/99
                                                       -------
Dean Balanced Fund                                     $10,827
Russell 1000 Index                                     $15,435
Russell 1000 Value Index                               $14,144
Lehman Brothers Intermediate
  Government/Corporate Bond Index                      $11,508
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A      (8.30)%        4.40%
                  Class C      (3.81)%        3.18%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997.

INTERNATIONAL VALUE FUND
================================================================================

INTERNATIONAL STOCKS REBOUNDED
The Dean International Value Fund returned 19.89% during the six months ended March 31, 1999, reflecting a sharp improvement in the market for international stocks. That strong comeback from the negative returns in the previous six months brought the return for the year ended March 31, 1999 to 5.82%. For the final six months and the full year, the Fund's benchmark, the Morgan Stanley EAFE Index, was up 22.34% and 6.04%, respectively.

Since its inception on October 13, 1997 through to March 31, 1999, the Fund has returned 16.09% on an annualized basis.

The Fund entered fiscal 1999 having moved largely to European and Canadian stocks and away from Asian stocks which had fallen sharply in the wake of the Asian financial crisis. In mid-1998, the troubled Asian and Latin American economies began to show signs of recovery.

THE RETURN TO ASIAN MARKETS
Given their improving economies, the stocks of Asian and Latin American companies began again to be attractive. While solid value opportunities were emerging in those markets, they were drying up in Continental Europe, where the market had risen sharply. Consequently, the Fund shifted its investments toward Asia in mid-year.

An improving outlook for the United Kingdom and Japanese economies has prompted an increase in the Fund's weightings in those markets for 1999. As the outlook for the global economy has improved, the Fund's weightings in cyclical sectors have risen.

A DISCIPLINED APPROACH TO DEFINING VALUE
The Fund aims to buy the best-placed companies within favored sectors. Strong management and focused strategy are key requirements for the Fund's investments, and strict valuation criteria are applied when carrying out global sector comparisons. Particular emphasis is given to valuation measures such as price/cash flow, price/book, price/sales and the price/earnings multiples in relation to the stock's expected rate of growth in earnings. A disciplined, "bottom-up," value approach is used to manage the Fund.

--------------------------------------------------------------------------------
     Comparison of the Change in Value of a $10,000 Investment in the Dean International Value Fund - Class A* and the Morgan Stanley EAFE Index

                                                       3/31/99
                                                       -------
Dean International Value Fund                          $11,791
Morgan Stanley EAFE Index                              $11,263
--------------------------------------------------------------------------------

                  ---------------------------------------
                             Average Annual Returns

                               1 Year    Since Inception*
                  Class A      (0.27)%        11.90%
                  Class C      (5.07)%        16.95%
                  ---------------------------------------

           Past performance is not predictive of future performance.

*The chart above represents performace of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997.

FUND FACTS
================================================================================

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
                                  TOP HOLDINGS

     Diamond Offshore Drilling, Inc.      Vulcan Materials Co.
     AT&T Corp.                           Berkshire Hathaway, Inc. -- Class B
     Philip Morris Cos., Inc.             Conseco, Inc.
     Alltel Corp.                         News Corp. Ltd. (The) (ADR)
     Tidewater, Inc.                      Ambac Financial Group, Inc.

     NUMBER OF POSITIONS ............................................    50

     MEDIAN PRICE/EARNINGS RATIO ....................................  15.0

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................   55%

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                  TOP HOLDINGS

     American Residential Services, Inc.         M/I Schottenstein Homes, Inc.
     Kentek Information Systems, Inc.            Offshore Logistics, Inc.
     Pool Energy Services Co.                    Veritas DGC, Inc.
     America West Holdings Corp. -- Class B      Winston Hotels, Inc.
     Friedman's, Inc. -- Class A                 RFS Hotel Investors, Inc.

     NUMBER OF POSITIONS ............................................   134

     MEDIAN PRICE/EARNINGS RATIO ....................................   8.7

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................   79%

FUND FACTS
================================================================================

BALANCED FUND
--------------------------------------------------------------------------------
                               TOP EQUITY HOLDINGS

     Philip Morris Cos., Inc.                Diamond Offshore Drilling, Inc.
     News Corp. Ltd. (The)(ADR)              NCR Corp.
     AT&T Corp.                              AFLAC, Inc.
     Tricon Global Restaurants, Inc.         Conseco, Inc.
     Allstate Corp. (The)                    Tidewater, Inc.

     NUMBER OF POSITIONS ............................................    34

     MEDIAN PRICE/EARNINGS RATIO ....................................  15.4

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................   60%

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
                                  TOP HOLDINGS

     Novartis                        Shell Transport & Trading Co.
     Ing Groep NV                    Hoechst AG
     Telecom Italia SPA              UBS AG
     Telefonica de Espana            Transiciel SA
     BCE, Inc.                       National Grid Group Plc

     NUMBER OF POSITIONS ............................................    96

     MEDIAN PRICE/EARNINGS RATIO ....................................  26.2

     PORTFOLIO TURNOVER (4/1/98 - 3/31/99) ..........................  100%

LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 96.8%                                 VALUE
--------------------------------------------------------------------------------
                AEROSPACE -- 1.7%
      2,000     AlliedSignal Inc. ...........................      $     98,375
      1,000     General Dynamics Corp. ......................            64,250
                                                                   ------------
                                                                        162,625
                                                                   ------------
                AUTOMOTIVE -- 7.3%
      2,805     DaimlerChrysler Ag (ADR) ....................           240,704
      4,000     Ford Motor Co. ..............................           227,000
      1,000     General Motors Corp. ........................            86,875
      4,000     PACCAR Inc. .................................           164,750
                                                                   ------------
                                                                        719,329
                                                                   ------------
                BANKING -- 2.2%
      4,000     Bank One Corp. ..............................           220,250
                                                                   ------------
                BUILDING PRODUCTS -- 3.1%
      7,500     Vulcan Materials Co. ........................           309,843
                                                                   ------------
                CAPITAL GOODS -- 4.7%
      5,000     Caterpillar Inc. ............................           229,687
      6,000     Deere & Co. .................................           231,750
                                                                   ------------
                                                                        461,437
                                                                   ------------
                CHEMICALS -- 2.2%
      4,000     Potash Corp. of Saskatchewan Inc. (ADR) .....           214,000
                                                                   ------------
                ELECTRONICS -- 1.8%
         63     Raytheon Co. - Class A ......................             3,638
      3,000     Raytheon Co. - Class B ......................           175,875
                                                                   ------------
                                                                        179,513
                                                                   ------------
                ENERGY -- 9.3%
     12,000     Diamond Offshore Drilling, Inc. .............           379,500
      4,000     Texaco Inc. .................................           227,000
     12,000     Tidewater, Inc. .............................           310,500
                                                                   ------------
                                                                        917,000
                                                                   ------------
                FINANCIAL SERVICES -- 6.6%
      5,000     Ambac Financial Group, Inc. .................           270,000
      2,000     Associates First Capital Corp. - Class A ....            90,000
      3,000     Chase Manhattan Corp. .......................           243,938
      1,500     Edwards (A.G.), Inc. ........................            49,031
                                                                   ------------
                                                                        652,969
                                                                   ------------
                HEALTH CARE -- 1.5%
      8,000     Columbia/HCA Healthcare Corp. ...............           151,500
                                                                   ------------
                HOUSING -- 1.9%
     17,000     Clayton Homes, Inc. .........................           188,062
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                INSURANCE -- 14.9%
      4,000     AFLAC, Inc. .................................      $    217,750
      7,000     Allstate Corp. (The) ........................           259,438
      2,000     American National Insurance Co. .............           133,750
        126     Berkshire Hathaway, Inc. - Class B ..........           296,226
      9,415     Conseco, Inc. ...............................           290,688
      3,600     Transamerica Corp. ..........................           255,600
                                                                   ------------
                                                                      1,453,452
                                                                   ------------
                MEDIA -- 2.8%
     10,000     News Corp. Ltd. (The) (ADR) .................           275,000
                                                                   ------------
                MISCELLANEOUS -- 3.1%
      7,500     Convergys Corp. .............................           128,437
      2,500     Minnesota Mining and Manufacturing Co. ......           176,875
                                                                   ------------
                                                                        305,312
                                                                   ------------
                MORTGAGE SERVICES -- 6.3%
      2,500     Countrywide Credit Industries, Inc. .........            93,750
      2,400     MBIA, Inc. ..................................           139,200
      7,000     MGIC Investment Corp. .......................           245,438
      3,000     PMI Group, Inc. (The) .......................           139,125
                                                                   ------------
                                                                        617,513
                                                                   ------------
                REAL ESTATE -- 1.7%
      6,000     Simon Property Group, Inc. ..................           164,625
                                                                   ------------
                RESTAURANTS -- 1.4%
      2,000     Tricon Global Restaurants, Inc. .............           140,500
                                                                   ------------
                RETAIL -- 0.6%
      2,500     Dillard's, Inc. .............................            63,437
                                                                   ------------
                SEMI-CONDUCTORS -- 1.2%
      1,000     Intel Corp. .................................           119,125
                                                                   ------------
                TECHNOLOGY -- 2.5%
      7,000     Computer Associates International, Inc. .....           248,938
                                                                   ------------
                TELECOMMUNICATIONS-- 11.1%
      5,000     Alltel Corp. ................................           311,875
      4,000     AT&T Corp. ..................................           319,250
      6,000     ECI Telecom Ltd. (ADR) ......................           210,000
      3,000     NCR Corp. ...................................           150,000
      1,000     Sprint Corp. ................................            98,125
                                                                   ------------
                                                                      1,089,250
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                TOBACCO -- 4.9%
      1,500     Loews Corp. .................................      $    111,938
      9,000     Philip Morris Cos., Inc. ....................           316,687
      2,000     UST, Inc. ...................................            52,250
                                                                   ------------
                                                                        480,875
                                                                   ------------
                UTILITIES -- 4.0%
      9,000     Reliant Energy, Inc. ........................           234,563
      7,000     Southern Co. ................................           163,188
                                                                   ------------
                                                                        397,751
                                                                   ------------

                TOTAL COMMON STOCKS (COST $9,418,432)              $  9,532,306
                                                                   ------------

================================================================================
FACE AMOUNT     MONEY MARKET AND EQUIVALENTS -- 4.0%                   VALUE
--------------------------------------------------------------------------------
$   300,000     Countrywide Home Loans CP, 04/01/99 .........      $    299,876
     97,055     Firstar Treasury Fund .......................            97,055
                                                                   ------------

                TOTAL MONEY MARKET AND EQUIVALENTS
                (COST $396,931) .............................      $    396,931
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 100.8%
                (COST $9,815,363) ...........................      $  9,929,237

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%         (82,254)
                                                                   ------------

                NET ASSETS -- 100.0% ........................      $  9,846,983
                                                                   ============

ADR - American Depository Receipt
CP - Commercial Paper

See accompanying notes to financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 96.8%                                 VALUE
--------------------------------------------------------------------------------
                AIRLINES -- 1.6%
     15,000     American West Holdings Corp. - Class B(a) ...      $    285,937
                                                                   ------------
                AUTOMOTIVE -- 0.7%
     20,000     TBC Corp.(a) ................................           121,250
                                                                   ------------
                AUTOMOTIVE PARTS -- 0.2%
      5,000     R & B, Inc.(a) ..............................            40,000
                                                                   ------------
                BUILDING PRODUCTS -- 5.3%
      6,000     Ameron International Corp. ..................           213,000
     60,000     American Residential Services, Inc.(a) ......           326,250
      5,000     Building Materials Holding Corp.(a) .........            50,625
     20,000     Cameron Ashley Building Products(a) .........           182,500
     14,000     Patrick Industries, Inc. ....................           189,000
                                                                   ------------
                                                                        961,375
                                                                   ------------
                BUILDING SUPPLIES -- 1.1%
     15,000     Wolohan Lumber Co. ..........................           191,250
                                                                   ------------
                CAPITAL GOODS -- 7.9%
     10,000     AGCO Corp. ..................................            65,625
      6,000     Amcast Industrial Corp. .....................            96,750
     10,000     Baldwin Technology Co., Inc. - Class A(a) ...            32,500
     20,000     Bridgeport Machines, Inc.(a) ................           123,750
      6,000     Central Sprinkler Corp.(a) ..................            85,500
     10,000     Exponent, Inc. ..............................            56,250
     10,000     Foster Wheeler Corp. ........................           121,250
     13,000     Gehl Co.(a) .................................           191,750
     20,000     Global Industrial Technologies, Inc.(a) .....           210,000
     10,000     Hardinge, Inc. ..............................           141,250
     10,000     Kennametal, Inc. ............................           175,000
     30,000     Perini Corp.(a) .............................           131,250
                                                                   ------------
                                                                      1,430,875
                                                                   ------------
                CHEMICALS -- 0.9%
     20,000     Wellman, Inc. ...............................           177,500
                                                                   ------------
                ELECTRONICS -- 3.5%
     16,760     Bell Industries, Inc.(a) ....................           173,885
     10,000     CHS Electronics, Inc.(a) ....................            31,875
      8,000     Cherry Corp. - Class A(a) ...................           108,000
      6,000     Cherry Corp. - Class B(a) ...................            74,250
     12,000     ESCO Electronics Corp.(a) ...................           108,000
     20,000     Pioneer-Standard Electronics, Inc. ..........           131,250
                                                                   ------------
                                                                        627,260
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                ENERGY -- 3.3%
     14,000     Castle Energy Corp.(a) ......................      $    224,000
     20,000     Trico Marine Services, Inc.(a) ..............           113,750
     18,000     Veritas DGC, Inc.(a) ........................           255,375
                                                                   ------------
                                                                        593,125
                                                                   ------------
                FINANCIAL SERVICES -- 0.8%
     20,000     EZCORP, Inc. - Class A(a) ...................           137,500
                                                                   ------------
                FOOD -- 1.9%
     12,000     Fleming Cos., Inc. ..........................           102,750
     20,000     M&F Worldwide Corp.(a) ......................           140,000
     12,000     Nash-Finch Co. ..............................           100,500
                                                                   ------------
                                                                        343,250
                                                                   ------------
                FURNITURE -- 0.9%
     12,000     Flexsteel Industries, Inc. ..................           157,500
                                                                   ------------
                HEALTH CARE -- 2.2%
     23,000     Beverley Enterprises, Inc.(a) ...............           117,875
      5,000     Integrated Health Services, Inc. ............            27,500
     50,000     NovaCare, Inc.(a) ...........................            87,500
     33,000     PhyCor, Inc.(a) .............................           156,750
                                                                   ------------
                                                                        389,625
                                                                   ------------
                HOUSING -- 6.5%
     11,000     Beazer Homes USA, Inc.(a) ...................           231,000
     18,000     Engle Homes, Inc. ...........................           189,000
     30,000     Hovnanian Enterprises Inc. - Class A(a) .....           225,000
     15,000     M/I Schottenstein Homes, Inc.(a) ............           266,250
      6,000     Ryland Group, Inc. (The) ....................           151,875
     20,000     Southern Energy Homes, Inc.(a) ..............           107,500
                                                                   ------------
                                                                      1,170,625
                                                                   ------------
                INSURANCE -- 1.8%
      5,000     Chartwell Re Corp. ..........................            86,250
      2,000     LandAmerica Financial Group, Inc. ...........            58,000
      3,000     Stewart Information Services Corp. ..........           100,688
      3,000     Trenwick Group, Inc. ........................            84,375
                                                                   ------------
                                                                        329,313
                                                                   ------------
                METALS -- 5.5%
     20,000     Ampco-Pittsburgh Corp. ......................           197,500
     15,000     Atchison Casting Corp.(a) ...................           120,937
     30,000     Bayou Steel Corp.(a) ........................            93,750
      3,500     Cleveland-Cliffs, Inc. ......................           119,219
      4,000     Commercial Metals Co. .......................            80,000
      8,000     National Steel Corp. - Class B(a) ...........            66,000
      7,000     Quanex Corp. ................................           108,500
      8,000     Texas Industries, Inc. ......................           198,500
                                                                   ------------
                                                                        984,406
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                MISCELLANEOUS -- 12.0%
     14,000     Boykin Lodging Co. ..........................      $    168,000
     30,000     CNS, Inc.(a) ................................            97,500
     25,000     Eagle Geophysical, Inc.(a) ..................            95,312
     12,000     Gibson Greetings, Inc.(a) ...................            87,750
     30,000     Heilig - Meyers Co. .........................           155,625
     15,000     Hvide Marine, Inc.(a) .......................            64,688
     12,000     Industrial Distribution Group, Inc.(a) ......            63,000
     17,000     K2, Inc. ....................................           133,875
      2,250     Lakes Gaming, Inc.(a) .......................            18,422
     60,000     Loewen Group, Inc. (The) ....................           108,750
      9,000     Park Place Entertainment Corp.(a) ...........            68,062
     20,000     Pool Energy Services Co.(a) .................           306,250
     20,000     Pride International, Inc.(a) ................           165,000
     25,000     Stolt Comex Seaway, SA(a) (ADR) .............           209,375
     20,000     Stolt-Nielsen SA ............................           216,250
     10,000     Titanium Metals Corp. .......................            57,500
     20,000     York Group, Inc. (The) ......................           147,500
                                                                   ------------
                                                                      2,162,859
                                                                   ------------
                OFFICE SUPPLIES-- 0.2%
      5,000     Olsten Corp. ................................            30,937
                                                                   ------------
                POLLUTION -- 0.6%
     25,000     Kaneb Services, Inc.(a) .....................           101,562
                                                                   ------------
                PUBLISHING -- 0.4%
     12,000     PrimeSource Corp. ...........................            67,500
                                                                   ------------
                REAL ESTATE -- 16.2%
     12,000     Berkshire Realty Company, Inc. ..............           134,250
     11,000     Brandywine Realty Trust .....................           178,750
      5,000     Commercial Net Lease Realty .................            55,938
      8,000     Crown American Realty Trust .................            52,000
      7,000     EastGroup Properties, Inc. ..................           112,875
     20,000     Equity Inns, Inc. ...........................           170,000
      2,000     First Washington Realty Trust, Inc. .........            42,875
      5,000     Health Care REIT, Inc. ......................           107,500
      3,407     Healthcare Realty Trust, Inc. ...............            64,733
     22,000     Jameson Inns, Inc. ..........................           199,375
      3,000     Kranzco Realty Trust ........................            35,437
      5,000     Mid-America Apartment Communities, Inc. .....           106,875
      2,400     New Plan Excel Realty Trust .................            46,050
      7,000     Pacific Gulf Properties, Inc. ...............           126,000
      3,970     Prime Retail, Inc. ..........................            34,738
     10,000     Prison Realty Corp. .........................           174,375
     20,000     RFS Hotel Investors, Inc. ...................           231,250
     12,000     Ramco-Gershenson Properties Trust ...........           191,250
      3,000     Sovran Self Storage, Inc. ...................            69,938
     30,000     Sunstone Hotel Investors, Inc. ..............           215,625

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
     21,000     Thornburg Mortgage Asset Corp. ..............      $    181,125
      5,000     TriNet Corporate Realty Trust, Inc. .........           126,875
     35,000     Winston Hotels, Inc. ........................           282,187
                                                                   ------------
                                                                      2,940,021
                                                                   ------------
                RESTAURANTS -- 1.9%
     31,000     Cooker Restaurant Corp. .....................           160,813
     28,000     Landry's Seafood Restaurants, Inc.(a) .......           179,375
                                                                   ------------
                                                                        340,188
                                                                   ------------
                RETAIL -- 11.1%
     10,000     Blair Corp. .................................           157,500
     28,000     Bon-Ton Stores, Inc. (The)(a) ...............           206,500
     14,000     Burlington Industries, Inc.(a) ..............            92,750
     20,000     CompuCom Systems, Inc.(a) ...................            58,750
     18,000     Duckwall-ALCO Stores, Inc.(a) ...............           175,500
     30,000     Friedman's, Inc. - Class A(a) ...............           270,000
     15,000     HomeBase, Inc.(a) ...........................            66,563
     17,900     Jan Bell Marketing, Inc.(a) .................            76,075
      6,000     Marsh Supermarkets, Inc. - Class B ..........            71,250
     15,000     Movie Gallery, Inc.(a) ......................            79,687
     40,000     PharMerica, Inc.(a) .........................           200,000
     14,000     REX Stores Corp.(a) .........................           161,875
      7,000     Sportman's Guide, Inc. (The)(a) .............            48,125
      3,000     Supreme International Corp.(a) ..............            29,250
     25,000     Syms Corp.(a) ...............................           185,937
     18,000     Windmere-Durable Holdings, Inc. .............           126,000
                                                                   ------------
                                                                      2,005,762
                                                                   ------------
                TECHNOLOGY -- 3.4%
     47,000     Kentek Information Systems, Inc. ............           317,250
      7,000     Miami Computer Supply Corp.(a) ..............           139,563
     15,000     Nam Tai Electronics, Inc. (ADR) .............           150,000
                                                                   ------------
                                                                        606,813
                                                                   ------------
                TOBACCO -- 0.4%
     17,000     Standard Commercial Corp. ...................            80,750
                                                                   ------------
                TRANSPORTATION -- 3.8%
     15,000     Halter Marine Group, Inc.(a) ................            87,188
     23,000     Offshore Logistics, Inc.(a) .................           267,375
     11,000     Pittston BAX Group ..........................            76,312
     10,000     RailTex, Inc.(a) ............................           113,750
     18,000     Rural/Metro Corp.(a) ........................           142,875
                                                                   ------------
                                                                        687,500
                                                                   ------------
                TRUCKING -- 2.4%
     30,000     Arkansas Best Corp.(a) ......................           204,375
     10,000     Old Dominion Freight Line, Inc.(a) ..........           113,750
      7,000     Roadway Express, Inc. .......................           119,438
                                                                   ------------
                                                                        437,563
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 96.8% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                UTILITY -- 0.3%
     12,500     York Research Corp.(a) ......................      $     61,719
                                                                   ------------

                TOTAL COMMON STOCKS (COST $20,325,434) ......      $ 17,463,965
                                                                   ------------

================================================================================
     SHARES     PREFERRED STOCK -- 0.7%                                VALUE
--------------------------------------------------------------------------------
      4,200     Bradley Real Estate, Inc., 8.400% ...........      $     94,500
      2,000     Prime Retail, Inc., 8.500% ..................            32,000
                                                                   ------------

                TOTAL PREFERRED STOCKS (COST $147,512) ......      $    126,500
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 97.5%
                  (COST $20,472,946) ........................      $ 17,590,465

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%           449,208
                                                                   ------------

                NET ASSETS -- 100.0% ........................      $ 18,039,673
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 51.6%                                 VALUE
--------------------------------------------------------------------------------
                AIRLINES -- 1.0%
      5,250     Comair Holdings, Inc. .......................      $    124,031
                                                                   ------------
                AUTOMOTIVE -- 2.6%
      3,000     Ford Motor Co. ..............................           170,250
      3,500     PACCAR Inc. .................................           144,156
                                                                   ------------
                                                                        314,406
                                                                   ------------
                BUILDING MATERIALS -- 0.9%
      2,000     Martin Marietta Materials, Inc. .............           114,125
                                                                   ------------
                CAPITAL GOODS -- 1.1%
      7,500     AGCO Corp. ..................................            49,218
      2,000     Caterpillar, Inc. ...........................            91,875
                                                                   ------------
                                                                        141,093
                                                                   ------------
                CHEMICALS -- 0.9%
      2,000     Potash Corp. of Saskatchewan Inc. (ADR) .....           107,000
                                                                   ------------
                ELECTRONICS -- 1.5%
      3,050     Raytheon Co. - Class B ......................           178,806
                                                                   ------------
                ENERGY -- 4.0%
      8,000     Diamond Offshore Drilling, Inc. .............           253,000
      8,500     Tidewater, Inc. .............................           219,937
                                                                   ------------
                                                                        472,937
                                                                   ------------
                FINANCIAL SERVICES -- 2.6%
      3,000     Ambac Financial Group, Inc. .................           162,000
      2,000     Chase Manhattan Corp. (The) .................           162,625
                                                                   ------------
                                                                        324,625
                                                                   ------------
                GOVERNMENT SPONSORED ENTERPRISES -- 1.1%
      2,000     Federal National Mortgage Association .......           138,500
                                                                   ------------
                HEALTH CARE -- 1.1%
      7,000     Columbia/HCA Healthcare Corp. ...............           132,563
                                                                   ------------
                HOUSING -- 1.4%
     15,625     Clayton Homes, Inc. .........................           172,851
                                                                   ------------
                INSURANCE -- 6.6%
      4,000     AFLAC, Inc. .................................           217,750
      8,000     Allstate Corp. (The) ........................           296,500
      6,382     Conseco, Inc. ...............................           197,044
      8,800     Frontier Insurance Group, Inc. ..............           104,500
                                                                   ------------
                                                                        815,794
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 51.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                MEDIA -- 3.9%
     17,500     News Corp. Ltd. (The) (ADR) .................      $    481,250
                                                                   ------------
                MISCELLANEOUS -- 1.3%
      9,500     Convergys Corp. .............................           162,687
                                                                   ------------
                MORTGAGE SERVICES -- 2.3%
      3,000     Countrywide Credit Industries, Inc. .........           112,500
      5,000     MGIC Investment Corp. .......................           175,313
                                                                   ------------
                                                                        287,813
                                                                   ------------
                RESTAURANTS -- 4.0%
      7,000     Tricon Global Restaurants, Inc.(a) ..........           491,750
                                                                   ------------
                REAL ESTATE -- 3.9%
      8,000     Duke Realty Investments, Inc. ...............           172,000
      6,000     Simon Property Group, Inc. ..................           164,625
      5,000     Storage USA, Inc. ...........................           141,875
                                                                   ------------
                                                                        478,500
                                                                   ------------
                TECHNOLOGY -- 3.2%
      4,000     ECI Telecommunications Ltd. (ADR) ...........           140,000
      5,000     NCR Corp.(a) ................................           250,000
                                                                   ------------
                                                                        390,000
                                                                   ------------
                TELECOMMUNICATIONS -- 3.4%
      5,000     AT&T Corp. ..................................           399,063
        450     Sprint Corp. (PCS Group) ....................            19,941
                                                                   ------------
                                                                        419,004
                                                                   ------------
                TOBACCO -- 2.6%
      9,000     Philip Morris Cos., Inc. ....................           316,688
                                                                   ------------
                UTILITIES -- 2.2%
      9,000     DPL Inc. ....................................           148,500
      5,000     Southern Co. ................................           116,563
                                                                   ------------
                                                                        265,063
                                                                   ------------

                TOTAL COMMON STOCKS (COST $6,018,451) .......      $  6,329,486
                                                                   ------------

================================================================================
  PAR VALUE     FIXED INCOME OBLIGATIONS -- 34.0%                      VALUE
--------------------------------------------------------------------------------
$   300,000     U.S. Treasury Note, 5.875%, 11/15/99 ........      $    301,875
    300,000     Federal Home Loan Bank, 5.500%, 7/14/00 .....           300,869
    250,000     Federal National Mortgage Association,
                  5.620%, 3/15/01 ...........................           251,856
    250,000     Merrill Lynch & Co., 6.050%, 5/11/01 ........           251,813
    300,000     PHH Corp., 7.020%, 11/9/01 ..................           307,272
    300,000     EI Dupont De Nemours, 6.500%, 9/01/02 .......           308,564
    300,000     Federal National Mortgage Association,
                  5.250%, 1/15/03 ...........................           297,678
    300,000     Federal Home Loan Bank, 5.620%, 2/25/04 .....           296,250
    300,000     Federal Home Loan Bank, 6.100%, 4/29/04 .....           298,794
    300,000     Commercial Credit Co., 6.500%, 8/01/04 ......           305,280
    300,000     U.S. Treasury Note, 7.250%, 8/15/04 .........           327,469
    300,000     U.S. Treasury Note, 6.500%, 8/15/05 .........           318,469
    300,000     U.S. Treasury Note, 6.500%, 10/15/06 ........           319,688
    300,000     Washington Water Power, 5.990%, 12/10/07 ....           291,360
                                                                   ------------

                TOTAL FIXED INCOME OBLIGATIONS (COST $4,153,786)   $  4,177,237
                                                                   ------------

================================================================================
FACE AMOUNT     MONEY MARKET AND EQUIVALENTS -- 12.3%                  VALUE
--------------------------------------------------------------------------------
$   600,000     Armstrong Funding CP, 4/1/99 ................      $    600,000
    300,000     Vulcan Materials CP, 4/14/99 ................           299,464
    296,000     Progress Funding CP, 4/19/99 ................           295,201
    309,725     Firstar Treasury Fund .......................           309,725
                                                                   ------------

                TOTAL MONEY MARKET AND EQUIVALENTS
                (COST $1,502,637) ...........................      $  1,504,390
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 97.9%
                (COST $11,674,874) ..........................      $ 12,011,113

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1%           265,845
                                                                   ------------

                NET ASSETS -- 100.0% ........................      $ 12,276,958
                                                                   ============

(a)  Non-income producing security.

ADR - American Depository Receipt
CP - Commercial Paper

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31,1999
================================================================================
     SHARES     COMMON STOCKS -- 98.6%                                 VALUE
--------------------------------------------------------------------------------
                AUSTRALIA -- 1.5%
      2,900     Brambles Industries Limited .................      $     73,410
     15,000     Cable & Wireless Optus Limited(a) ...........            34,764
                                                                   ------------
                                                                        108,174
                                                                   ------------
                BRAZIL -- 5.3%
 43,105,000     Tele Celular Sul Participacoes SA--Pfd ......            83,194
  1,500,000     Tele Centro Sul Participacoes SA(a) .........             7,085
  1,105,000     Tele Centro Sul Participacoes SA--Pfd .......            10,309
 84,105,000     Tele Nordeste Celular Participacoes SA--Pfd .            90,726
  1,500,000     Tele Norte Leste Participacoes SA ...........            12,393
  1,105,000     Tele Norte Leste Participacoes SA--Pfd ......            16,881
  2,150,000     Telerj Celular SA ...........................            36,105
  1,500,000     Telesp Celular Participacoes SA .............             8,475
  1,105,000     Telesp Celular Participacoes SA--Pfd ........             9,214
  2,790,200     Telesp Celular SA ...........................            66,704
  1,500,000     Telesp Celular Participacoes SA .............            19,679
  1,105,000     Telesp Participacoes SA--Pfd ................            23,202
  1,500,000     Tele Sudeste Celular Participacoes SA .......             5,335
  1,105,000     Tele Sudeste Celular Participacoes SA--Pfd ..             4,633
                                                                   ------------
                                                                        393,935
                                                                   ------------
                CANADA -- 6.5%
      7,800     Abitibi Consolidated Inc. ...................            69,606
      4,690     BCE, Inc. ...................................           206,939
      3,740     BCE Mobile Communications Inc.(a) ...........            99,878
      1,740     Northern Telecom Limited ....................           108,117
                                                                   ------------
                                                                        484,540
                                                                   ------------
                DENMARK -- 0.6%
        380     Columbus IT Partner A/S(a) ..................            44,047
                                                                   ------------
                EUROPEAN COMMUNITY -- 5.2%
      2,560     Banco Santander SA ..........................            52,512
        260     Castorama Dubois ............................            54,455
      1,400     Fortis (NL) NV ..............................            53,732
      5,400     Lusomundo-SGPS SA ...........................            58,298
        600     Societe Generale ............................           115,301
        180     SAP AG ......................................            57,424
                                                                   ------------
                                                                        391,722
                                                                   ------------
                FINLAND -- 0.6%
        910     Pohjola Insurance Group .....................            48,139
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                FRANCE -- 8.2%
        500     Axa .........................................      $     66,287
        330     Bouygues SA .................................            91,561
         92     Carrefour SA ................................            70,917
      1,100     Equant(a) ...................................            57,896
        870     France Telecom SA ...........................            70,350
        470     Total SA - Class B ..........................           168,223
      1,400     Transiciel SA(a) ............................            83,604
                                                                   ------------
                                                                        608,838
                                                                   ------------
                GERMANY -- 5.0%
        380     Fresenius AG ................................            75,075
      4,100     Hoechst AG ..................................           177,718
        940     Mannesmann AG ...............................           120,054
                                                                   ------------
                                                                        372,847
                                                                   ------------
                GREECE -- 0.3%
        900     Panafon Hellenic Telecom SA(a) ..............            23,357
                                                                   ------------
                HONG KONG -- 2.3%
     26,000     China Telecom (HK) Ltd.(a) ..................            43,280
      8,000     Hutchison Whampoa Ltd. ......................            62,971
      5,000     Johnson Electric Holdings Limited ...........            14,098
     18,000     SmarTone Telecommunications Holdings Limited             52,145
                                                                   ------------
                                                                        172,494
                                                                   ------------
                ITALY -- 5.5%
     26,000     Banca Nazionale del Lavoro(a) ...............            90,946
      6,430     Istituto Bancario San Paolo di Torino .......           104,475
     20,100     Telecom Italia SPA ..........................           213,528
                                                                   ------------
                                                                        408,949
                                                                   ------------
                JAPAN -- 11.1%
         20     DDI Corp. ...................................            94,571
      8,000     Fujitsu Limited .............................           128,481
     38,000     Kawasaki Steel Corp. ........................            64,173
     11,000     Komatsu Limited .............................            56,565
          6     Nippon Telegraph & Telephone Corp. ..........            58,769
     14,000     Nissan Motor Co., Limited(a) ................            54,378
      3,000     Pioneer Electronic Corp. ....................            55,729
        900     Softbank Corp. ..............................           100,920
        700     Sony Corporation ............................            64,722
      1,000     Tokyo Electron Limited ......................            51,761
      3,000     Yamanouchi Pharmaceutical Co., Limited ......            94,993
                                                                   ------------
                                                                        825,062
                                                                   ------------
                MEXICO --1.1%
     24,600     Telefonos De Mexico SA ......................            81,088
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                NETHERLANDS -- 3.6%
      3,300     ING Groep NV ................................      $    181,875
        400     TNT Post Group NV ...........................            12,048
      1,800     VNU NV ......................................            70,152
                                                                   ------------
                                                                        264,075
                                                                   ------------
                NEW ZEALAND -- 1.6%
     34,000     Auckland International Airport Ltd. .........            49,682
     14,000     Telecom Corporation of New Zealand Ltd. .....            68,092
                                                                   ------------
                                                                        117,774
                                                                   ------------
                PORTUGAL -- 0.6%
        300     Telecel-Communicacaoes Pessoais SA ..........            47,772
                                                                   ------------
                SINGAPORE -- 1.4%
      6,000     Oversea-Chinese Banking Corporation Ltd. ....            40,613
      9,000     Singapore Airlines Ltd. .....................            65,085
                                                                   ------------
                                                                        105,698
                                                                   ------------
                SOUTH KOREA -- 1.5%
        103     SK Telecom Co. Limited ......................            68,331
      1,800     Korea Electric Power Corporation ............            43,423
                                                                   ------------
                                                                        111,754
                                                                   ------------
                SPAIN -- 3.4%
      1,338     Acciona SA ..................................            68,600
      4,391     Telefonica de Espana ........................           186,238
                                                                   ------------
                                                                        254,838
                                                                   ------------
                SWEDEN -- 4.1%
      8,530     Investment AB Bure ..........................           105,808
      5,300     Skandia Forsakrings AB ......................            98,614
      4,000     Telefonaktiebolaget LM Ericsson .............            97,288
                                                                   ------------
                                                                        301,710
                                                                   ------------
                SWITZERLAND -- 4.4%
        116     Novartis ....................................           188,174
        440     UBS AG ......................................           138,234
                                                                   ------------
                                                                        326,408
                                                                   ------------

================================================================================
     SHARES     COMMON STOCKS -- 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM -- 23.8%
      1,800     Astrazeneca Group Plc .......................      $     85,022
      2,200     Barclays Plc ................................            63,962
     10,180     British Aerospace Plc .......................            67,994
      8,000     British Airways Plc .........................            55,758
      6,000     British Telecommunications Plc ..............            98,601
      2,100     EMAP Plc ....................................            41,257
      3,900     Energis Plc .................................           105,706
      4,000     GKN Plc .....................................            60,988
      2,900     Glaxo Wellcome Plc ..........................            97,047
     20,400     National Grid Group Plc .....................           148,687
      4,000     National Westminster Bank Plc ...............            92,984
     14,900     Rentokil Initial Plc ........................            92,304
      4,000     Reuters Group Plc ...........................            58,535
      4,390     Royal Bank of Scotland Group Plc ............            95,742
     26,600     Shell Transport & Trading Co. ...............           179,812
      4,160     SmithKline Beecham Plc ......................            60,876
     13,800     Stagecoach Holding Plc ......................            49,846
     28,000     Taylor Nelson Sofres Plc ....................            62,490
      8,500     Unilever Plc ................................            79,379
      5,000     Vodafone Group Plc(a) .......................            93,387
      6,500     W.H. Smith Group Plc ........................            69,723
                                                                   ------------
                                                                      1,760,100
                                                                   ------------
                CLOSED-END FOREIGN FUNDS -- 1.0%
        890     Societe Generale Baltic Republics Fund(a) ...            75,650
                                                                   ------------

                TOTAL INVESTMENTS AT VALUE -- 98.6%
                  (COST $6,620,209) .........................      $  7,328,971

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%           106,497
                                                                   ------------

                NET ASSETS -- 100% ..........................      $  7,435,468
                                                                   ============

(a)  Non-income producing security.

Pfd - Preferred

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31,1999
===========================================================================================================================
                                                             LARGE CAP        SMALL CAP        BALANCED       INTERNATIONAL
                                                             VALUE FUND       VALUE FUND          FUND          VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost ...................................    $  9,815,363     $ 20,472,946     $ 11,674,874     $  6,620,209
                                                            ============     ============     ============     ============
   At value (Note 2) ...................................    $  9,929,237     $ 17,590,465     $ 12,011,113     $  7,328,971
Cash ...................................................              --               --               --           18,873
Net unrealized appreciation on forward
   foreign currency exchange contracts (Note 6) ........              --               --               --            7,238
Dividends and interest receivable ......................          15,688           49,378           75,311           29,293
Receivable for securities sold .........................          54,878          428,898          224,367          183,899
Receivable for capital shares sold .....................             948            6,883           19,669            6,580
Receivable from Adviser (Note 4) .......................              --               --               --           11,240
Organization expenses, net (Note 2) ....................           9,726            9,726            9,726               --
Other assets ...........................................          17,043           27,557           16,498           10,408
                                                            ------------     ------------     ------------     ------------
   TOTAL ASSETS ........................................      10,027,520       18,112,907       12,356,684        7,596,502
                                                            ------------     ------------     ------------     ------------
LIABILITIES
Bank overdraft denominated in foreign currencies
   (at cost $92,523) ...................................              --               --               --           92,586
Dividends payable ......................................             237               --            3,605               --
Payable for securities purchased .......................         153,425               --           35,370           35,564
Payable for capital shares redeemed ....................              --           29,469            3,327               --
Payable to affiliates (Note 4) .........................           8,013           18,777           12,916            8,150
Other liabilities ......................................          18,862           24,988           24,508           24,734
                                                            ------------     ------------     ------------     ------------
   TOTAL LIABILITIES ...................................         180,537           73,234           79,726          161,034
                                                            ------------     ------------     ------------     ------------

NET ASSETS .............................................    $  9,846,983     $ 18,039,673     $ 12,276,958     $  7,435,468
                                                            ============     ============     ============     ============

Net assets consist of:
Paid-in capital ........................................    $  9,903,628     $ 21,390,769     $ 12,148,183     $  6,841,967
Undistributed net investment income ....................              --           50,200               --               --
Accumulated net realized losses from security
   transactions ........................................        (170,519)        (518,815)        (207,464)        (118,634)
Net unrealized appreciation (depreciation)
   on investments ......................................         113,874       (2,882,481)         336,239          708,762
Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies ...................              --               --               --            3,373
                                                            ------------     ------------     ------------     ------------
Net assets .............................................    $  9,846,983     $ 18,039,673     $ 12,276,958     $  7,435,468
                                                            ============     ============     ============     ============

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
MARCH 31,1999
===========================================================================================================================
                                                             LARGE CAP        SMALL CAP        BALANCED       INTERNATIONAL
                                                             VALUE FUND       VALUE FUND          FUND          VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ................    $  9,315,112     $ 15,479,055     $ 10,391,582     $  5,981,899
                                                            ============     ============     ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ..........         874,485        1,692,130          966,243          482,029
                                                            ============     ============     ============     ============
Net asset value and redemption price per share (Note 2).    $      10.65     $       9.15     $      10.75     $      12.41
                                                            ============     ============     ============     ============
Maximum offering price per share (Note 2) ..............    $      11.24     $       9.66     $      11.35     $      13.10
                                                            ============     ============     ============     ============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ................    $    531,871     $  2,560,618     $  1,885,376     $  1,453,569
                                                            ============     ============     ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ..........          50,312          282,856          175,776          118,347
                                                            ============     ============     ============     ============
Net asset value, offering price and redemption price
   per share (Note 2) ..................................    $      10.57     $       9.05     $      10.73     $      12.28
                                                            ============     ============     ============     ============

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31,1999
========================================================================================================================
                                                              LARGE CAP       SMALL CAP       BALANCED     INTERNATIONAL
                                                              VALUE FUND      VALUE FUND         FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $10,788
      for the International Value Fund) .................    $   212,107     $   532,481     $   139,858     $    78,025
   Interest .............................................          3,042          10,459         282,087              --
                                                             -----------     -----------     -----------     -----------
      TOTAL INVESTMENT INCOME ...........................        215,149         542,940         421,945          78,025
                                                             -----------     -----------     -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ....................         93,051         201,945         115,850          68,092
   Accounting services fees (Note 4) ....................         36,000          36,000          36,000          36,000
   Shareholder services and transfer agent fees -
      Class A (Note 4) ..................................         14,400          14,400          14,400          14,400
      Class C (Note 4) ..................................         14,400          14,400          14,400          14,400
   Custodian fees .......................................         10,563          26,678          11,168          35,706
   Registration fees - Common ...........................          4,074           4,724           4,429          17,015
   Registration fees - Class A ..........................          6,731           7,315           7,034           4,764
   Registration fees - Class C ..........................          6,797           7,064           6,878           4,656
   Administration fees (Note 4) .........................         12,000          20,246          12,403          12,000
   Postage and supplies .................................          7,996          19,032           8,198           5,832
   Trustees' fees and expenses ..........................          7,769           7,769           7,769           7,769
   Professional fees ....................................          7,500           7,500           7,500           7,500
   Reports to shareholders ..............................          5,170          12,157           5,356           5,282
   Insurance expense ....................................          1,600           3,445           1,669             548
   Amortization of organization expenses (Note 2) .......          3,154           3,154           3,154              --
   Distribution expenses - Class A (Note 4) .............             --           8,759              --              --
   Other expenses .......................................          1,872           5,058           3,308          13,460
                                                             -----------     -----------     -----------     -----------
      TOTAL EXPENSES ....................................        233,077         399,646         259,516         247,424
   Fees waived and/or common expenses
      reimbursed by Adviser (Note 4) ....................        (40,548)         (8,323)        (27,553)       (117,838)
   Class C expenses reimbursed by Adviser (Note 4) ......        (17,974)         (1,297)         (5,073)         (8,363)
                                                             -----------     -----------     -----------     -----------
      NET EXPENSES ......................................        174,555         390,026         226,890         121,223
                                                             -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ............................         40,594         152,914         195,055         (43,198)
                                                             -----------     -----------     -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized losses from:
      Security transactions .............................       (170,647)        (32,334)       (127,866)       (115,075)
      Foreign currency transactions (Note 5) ............             --              --              --        (124,824)
   Net change in unrealized appreciation/depreciation on:
      Investments .......................................       (964,977)     (5,568,898)       (350,073)        562,790
      Foreign currency translation (Note 5) .............             --              --              --          (3,203)
                                                             -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS AND
   FOREIGN CURRENCIES ...................................     (1,135,624)     (5,601,232)       (477,939)        319,688
                                                             -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ......................................    $(1,095,030)    $(5,448,318)    $  (282,884)    $   276,490
                                                             ===========     ===========     ===========     ===========

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================================
                                                                  LARGE CAP VALUE FUND              SMALL CAP VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .................................    $     40,594     $     15,666     $    152,914     $     42,008
   Net realized gains (losses) from security
      transactions .......................................        (170,647)         199,457          (32,334)       1,496,720
   Net change in unrealized appreciation/depreciation
      on investments .....................................        (964,977)       1,078,851       (5,568,898)       2,686,417
                                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ....      (1,095,030)       1,293,974       (5,448,318)       4,225,145
                                                              ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ...................         (40,478)         (15,639)        (105,005)         (27,790)
   From net investment income, Class C ...................            (116)             (27)         (11,617)            (310)
   From net realized gains, Class A ......................        (101,336)         (93,134)      (1,122,796)        (679,224)
   From net realized gains, Class C ......................          (4,193)            (666)        (154,410)         (26,771)
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders .......................................        (146,123)        (109,466)      (1,393,828)        (734,095)
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold .............................       3,174,933        7,408,080        3,036,967       16,889,610
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......         129,680          100,180        1,100,297          609,751
   Payments for shares redeemed ..........................        (447,120)      (1,043,356)      (2,030,441)      (1,485,185)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class A
   share transactions ....................................       2,857,493        6,464,904        2,106,823       16,014,176
                                                              ------------     ------------     ------------     ------------
Class C
   Proceeds from shares sold .............................         422,413          125,961        1,994,365        1,324,235
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......           4,298              690          157,601           26,186
   Payments for shares redeemed ..........................          (2,112)          (4,019)        (206,560)         (59,057)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class C
      share transactions .................................         424,599          122,632        1,945,406        1,291,364
                                                              ------------     ------------     ------------     ------------

Net increase in net assets from capital share transactions       3,282,092        6,587,536        4,052,229       17,305,540
                                                              ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       2,040,939        7,772,044       (2,789,917)      20,796,590

NET ASSETS:
   Beginning of year .....................................       7,806,044           34,000       20,829,590           33,000
                                                              ------------     ------------     ------------     ------------
   End of year ...........................................    $  9,846,983     $  7,806,044     $ 18,039,673     $ 20,829,590
                                                              ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ......................    $         --     $         --     $     50,200     $     13,908
                                                              ============     ============     ============     ============

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================================================
                                                                  LARGE CAP VALUE FUND              SMALL CAP VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold ...........................................         276,753          711,149          270,810        1,585,565
   Shares issued in reinvestment of distributions
      to shareholders ....................................          11,659            9,315          110,385           53,022
   Shares redeemed .......................................         (42,215)         (95,576)        (203,409)        (127,543)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................         246,197          624,888          177,786        1,511,044
   Shares outstanding, beginning of year .................         628,288            3,400        1,514,344            3,300
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of year .......................         874,485          628,288        1,692,130        1,514,344
                                                              ============     ============     ============     ============

Class C
   Shares sold ...........................................          38,912           11,518          178,737          111,598
   Shares issued in reinvestment of distributions
      to shareholders ....................................             388               64           15,961            2,283
   Shares redeemed .......................................            (193)            (377)         (20,715)          (5,008)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................          39,107           11,205          173,983          108,873
   Shares outstanding, beginning of year .................          11,205               --          108,873               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of year .......................          50,312           11,205          282,856          108,873
                                                              ============     ============     ============     ============

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================================
                                                                      BALANCED FUND               INTERNATIONAL VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999            1998(a)
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss) ..........................    $    195,055     $    103,458     $    (43,198)    $     (4,849)
   Net realized gains (losses) from:
      Security transactions ..............................        (127,866)         263,495         (115,075)          21,655
      Foreign currency transactions ......................              --               --         (124,824)          (1,319)
   Net change in unrealized appreciation/depreciation on:
      Investments ........................................        (350,073)         686,312          562,790          145,972
      Foreign currency translation .......................              --               --           (3,203)           6,576
                                                              ------------     ------------     ------------     ------------
   Net increase (decrease) in net assets from operations .        (282,884)       1,053,265          276,490          168,035
                                                              ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ...................        (176,745)         (96,636)              --               --
   From net investment income, Class C ...................         (18,310)          (6,822)              --               --
   From net realized gains, Class A ......................        (243,853)         (50,850)         (15,554)              --
   From net realized gains, Class C ......................         (43,568)          (4,822)          (3,492)              --
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders .......................................        (482,476)        (159,130)         (19,046)              --
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold .............................       4,763,587        7,467,827        4,672,561        1,135,513
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......         391,315          142,246           14,769               --
   Payments for shares redeemed ..........................      (1,361,306)      (1,219,159)        (223,152)            (308)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class A
   share transactions ....................................       3,793,596        6,390,914        4,464,178        1,135,205
                                                              ------------     ------------     ------------     ------------
Class C
   Proceeds from shares sold .............................       1,087,900        1,017,191        1,334,040           79,905
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......          56,830           11,331            3,359               --
   Payments for shares redeemed ..........................        (242,568)             (11)          (6,698)              --
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from Class C
   share transactions ....................................         902,162        1,028,511        1,330,701           79,905
                                                              ------------     ------------     ------------     ------------

Net increase in net assets from capital share transactions       4,695,758        7,419,425        5,794,879        1,215,110
                                                              ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       3,930,398        8,313,560        6,052,323        1,383,145

NET ASSETS:
   Beginning of period ...................................       8,346,560           33,000        1,383,145               --
                                                              ------------     ------------     ------------     ------------
   End of period .........................................    $ 12,276,958     $  8,346,560     $  7,435,468     $  1,383,145
                                                              ============     ============     ============     ============

(a) Represents the period from the initial public offering of shares (October 13, 1997) to March 31, 1998.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================================================
                                                                      BALANCED FUND               INTERNATIONAL VALUE FUND
                                                              -----------------------------     -----------------------------
                                                                  YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  1999             1998             1999            1998(a)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold ...........................................         425,764          725,255          389,709          110,251
   Shares issued in reinvestment of distributions
      to shareholders ....................................          35,797           13,140            1,216               --
   Shares redeemed .......................................        (124,361)        (112,652)         (19,119)             (28)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................         337,200          625,743          371,806          110,223
   Shares outstanding, beginning of period ...............         629,043            3,300          110,223               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of period .....................         966,243          629,043          482,029          110,223
                                                              ============     ============     ============     ============
Class C
   Shares sold ...........................................          98,933           93,039          111,186            7,443
   Shares issued in reinvestment of distributions
      to shareholders ....................................           5,214            1,041              279               --
   Shares redeemed .......................................         (22,450)              (1)            (561)              --
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................          81,697           94,079          110,904            7,443
   Shares outstanding, beginning of period ...............          94,079               --            7,443               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of period .....................         175,776           94,079          118,347            7,443
                                                              ============     ============     ============     ============

(a) Represents the period from intial public offering of shares (October 13, 1997) to March 31, 1998.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     12.21      $     10.00      $     12.16      $     10.76
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income (loss) ...................           0.05             0.03            (0.02)           (0.01)
   Net realized and unrealized gains (losses)
      on investments ..............................          (1.44)            2.36            (1.45)            1.56
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (1.39)            2.39            (1.47)            1.55
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.05)           (0.03)           (0.00)           (0.00)
   From net realized gains ........................          (0.12)           (0.15)           (0.12)           (0.15)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.17)           (0.18)           (0.12)           (0.15)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     10.65      $     12.21      $     10.57      $     12.16
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................       (11.48)%           24.11%         (12.12)%           14.63%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $ 9,315,112      $ 7,669,807      $   531,871      $   136,237
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          2.29%            2.72%            8.53%           52.73%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) .......................          0.46%            0.30%          (0.31)%          (0.55)%

Portfolio turnover rate(C) ........................            55%              54%              55%              54%

(A)  Initial public offering date                                           5-28-97                           8-19-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     12.84      $     10.00      $     12.79      $     10.95
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income (loss) ...................           0.08             0.03             0.01            (0.02)
   Net realized and unrealized gains (losses)
      on investments ..............................          (3.03)            3.30            (3.03)            2.33
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (2.95)            3.33            (3.02)            2.31
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.06)           (0.02)           (0.04)           (0.00)
   From net realized gains ........................          (0.68)           (0.47)           (0.68)           (0.47)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.74)           (0.49)           (0.72)           (0.47)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $      9.15      $     12.84      $      9.05      $     12.79
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................       (23.39)%           33.86%         (24.00)%           21.63%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $15,479,055      $19,437,554      $ 2,560,618      $ 1,392,036
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          1.89%            1.98%            2.70%            6.41%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income (loss)
   to average net assets(C) .......................          0.83%            0.35%            0.17%          (0.42)%

Portfolio turnover rate(C) ........................            79%              62%              79%              62%

(A)  Initial public offering date                                           5-28-97                            8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
BALANCED FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     11.55      $     10.00      $     11.52      $     10.71
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment income ..........................           0.19             0.17             0.11             0.07
   Net realized and unrealized gains (losses)
      on investments ..............................          (0.56)            1.62            (0.55)            0.92
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................          (0.37)            1.79            (0.44)            0.99
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................          (0.19)           (0.16)           (0.11)           (0.10)
   From net realized gains ........................          (0.24)           (0.08)           (0.24)           (0.08)
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.43)           (0.24)           (0.35)           (0.18)
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     10.75      $     11.55      $     10.73      $     11.52
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................        (3.22)%           18.07%          (3.81)%            9.37%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $10,391,582      $ 7,262,670      $ 1,885,376      $ 1,083,890
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          2.09%            2.60%            3.14%            7.39%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          1.85%            1.84%            2.60%            2.59%

Ratio of net investment income
   to average net assets(C) .......................          1.79%            1.85%            1.04%            0.99%

Portfolio turnover rate(C) ........................            60%              64%              60%              64%

(A)  Initial public offering date                                           5-28-97                            8-1-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                            CLASS C
                                                       ----------------------------      ----------------------------
                                                           YEAR           FROM               YEAR           FROM
                                                          ENDED        INCEPTION(A)         ENDED        INCEPTION(A)
                                                         MARCH 31,       THROUGH           MARCH 31,       THROUGH
                                                           1999       MARCH 31, 1998         1999       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $     11.76      $     10.00      $     11.72      $      9.89
                                                       -----------      -----------      -----------      -----------
Income (loss) from investment operations:
   Net investment loss ............................          (0.01)           (0.05)           (0.10)           (0.04)
   Net realized and unrealized gains
      on investments and foreign currency .........           0.69             1.81             0.69             1.87
                                                       -----------      -----------      -----------      -----------
Total from investment operations ..................           0.68             1.76             0.59             1.83
                                                       -----------      -----------      -----------      -----------
Less distributions:
   From net investment income .....................             --               --               --               --
   From net realized gains ........................          (0.03)              --            (0.03)              --
                                                       -----------      -----------      -----------      -----------
Total distributions ...............................          (0.03)              --            (0.03)              --
                                                       -----------      -----------      -----------      -----------

Net asset value at end of period ..................    $     12.41      $     11.76      $     12.28      $     11.72
                                                       ===========      ===========      ===========      ===========

Total return(B) ...................................          5.82%           17.60%            5.07%           18.50%
                                                       ===========      ===========      ===========      ===========

Net assets at end of period .......................    $ 5,981,899      $ 1,295,896      $ 1,453,569      $    87,249
                                                       ===========      ===========      ===========      ===========

Ratio of expenses to average net assets:(C)
   Before fee waivers and/or expense reimbursements
      by Adviser ..................................          4.25%           16.66%            5.91%           58.89%
   After fee waivers and/or expense reimbursements
      by Adviser ..................................          2.09%            2.04%            2.84%            2.82%

Ratio of net investment loss
   to average net assets(C) .......................        (0.70)%          (1.30)%          (1.23)%          (1.94)%

Portfolio turnover rate(C) ........................           100%             109%             100%             109%

(A)  Initial public offering date                                          10-13-97                           11-6-97

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31,1999
================================================================================

1.   ORGANIZATION

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four fund series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The initial public offering of shares of the International Value Fund commenced on October 13, 1997. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares.

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, the U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1999:

---------------------------------------------------------------------------------------------------------------
                                                  Large Cap        Small Cap        Balanced      International
                                                 Value Fund       Value Fund          Fund          Value Fund
---------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 1,023,973      $ 1,102,251      $ 1,139,053      $ 1,005,311
Gross unrealized depreciation ...............       (910,099)      (3,984,732)        (802,814)        (298,627)
                                                 -----------      -----------      -----------      -----------
Net unrealized appreciation (depreciation) ..    $   113,874      $(2,882,481)     $   336,239      $   706,684
                                                 ===========      ===========      ===========      ===========

Federal income tax cost .....................    $ 9,815,363      $20,472,946      $11,674,874      $ 6,622,287
                                                 ===========      ===========      ===========      ===========
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the International Value Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 1999, the Large Cap Value Fund, Small Cap Value Fund and International Value Fund had capital loss carryforwards for federal income tax purposes of $39,697, $1,127 and $31,792, respectively, which expire through the year 2007. In addition, the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund and International Value Fund had net realized capital losses of $130,822, $517,688, $207,464 and $81,205, respectively, during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- As of March 31, 1999, the International Value Fund reclassified $43,198 from accumulated net investment loss and $124,824 from accumulated net realized losses from foreign currency transactions to paid-in capital. These reclassifications, which were the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 1999:

----------------------------------------------------------------------------------------------------------------------
                                                               Large Cap      Small Cap      Balanced    International
                                                              Value Fund     Value Fund        Fund        Value Fund
----------------------------------------------------------------------------------------------------------------------
Purchases of portfolio securities ........................    $ 7,798,091    $18,315,717    $ 9,308,341    $10,678,483
                                                              ===========    ===========    ===========    ===========
Proceeds from sales and maturities of portfolio securities    $ 4,927,827    $15,480,531    $ 6,159,435    $ 5,167,469
                                                              ===========    ===========    ===========    ===========
----------------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets for the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets for the International Value Fund.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the rate of 0.50% of the Fund's average daily net assets.

In order to voluntarily reduce operating expenses during the year ended March 31, 1999, the Adviser waived $40,548 of its advisory fees and reimbursed $17,974 of Class C expenses for the Large Cap Value Fund; waived $8,323 of its advisory fees and reimbursed $1,297 of Class C expenses for the Small Cap Value Fund; waived $27,553 of its advisory fees and reimbursed $5,073 of Class C expenses for the Balanced Fund; and waived its entire advisory fee of $68,092 and reimbursed $49,746 of common expenses and $8,363 of Class C expenses for the International Value Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $100 million; 0.075% on the next $100 million of such net assets; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,200 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee of $3,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,192, $5,325, $2,893 and $4,147 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund, respectively, during the year ended March 31, 1999.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per annum of a Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares.

5.   FOREIGN CURRENCY TRANSLATION

With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Value Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 1999, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

-------------------------------------------------------------------------------------------
                                                                             Net Unrealized
     Settlement           To Receive            Initial          Market       Appreciation
        Date             (To Deliver)            Value            Value      (Depreciation)
-------------------------------------------------------------------------------------------
Contracts To Sell
   06/15/99 ........     (52,616,000) JPY    $   (455,702)    $   (449,005)    $      6,697
   08/13/99 ........      (1,579,800) HKD        (202,180)        (203,084)            (904)
   08/13/99 ........        (112,835) GBP        (183,390)        (182,017)           1,373
                                             ------------     ------------     ------------
Total sell contracts        (841,272)                             (834,106)           7,166
                                             ------------     ------------     ------------

Contracts To Buy
   04/01/99 ........          55,016  HKD           7,103            7,099               (4)
   04/07/99 ........          54,208  HKD           6,995            6,994               (1)
   08/13/99 ........         447,800  HKD          57,488           57,565               77
                                             ------------     ------------     ------------
Total buy contracts                                71,586           71,658               72
                                             ------------     ------------     ------------

Net Contracts ......                         $   (769,686)    $   (762,448)    $      7,238
                                             ============     ============     ============

GBP - British Pound Sterling
HKD - Hong Kong Dollar
JPY - Japanese Yen

REPORT OF INDEPENDENT AUDITORS
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
DEAN FAMILY OF FUNDS
================================================================================

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Dean Family of Funds (comprising, respectively, Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and
International Value Fund) (the Funds) as of March 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended March 31, 1999 and the period ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Dean Family of Funds as of March 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year ended March 31, 1999 and the period ended March 31, 1998, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP


Cincinnati, Ohio
May 5, 1999

DEAN FAMILY OF FUNDS
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Victor S. Curtis
Chauncey H. Dean
Dr. Robert D. Dean
Dr. Sam B. Gould
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343
Cincinnati: 513-629-2285

TABLE OF CONTENTS
-----------------------------------------
Chairman and President's Letter ...     1
Discussions of Performance:
   Large Cap Value Fund ...........     2
   Small Cap Value Fund ...........     3
   Balanced Fund ..................     4
   International Value Fund .......     5
Fund Facts ........................     6
Portfolios of Investments:
   Large Cap Value Fund ...........     8
   Small Cap Value Fund ...........    11
   Balanced Fund ..................    16
   International Value Fund .......    19
Financial Statements ..............    23
Notes to Financial Statements .....    34
Report of Independent Auditors ....    39
-----------------------------------------